UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 2, 2024, Genpact Limited, a Bermuda company (the “Company”), held its 2024 annual general meeting of shareholders (the “Annual Meeting”) at 5 Merchant Square, 5th Floor, London W2 1AY United Kingdom. At the Annual Meeting, Company shareholders voted on three proposals. The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.
Proposal 1

Company shareholders elected each of the nominees to the Company’s Board of Directors (the "Board") as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
Balkrishan Kalra	148,112,113	1,026,368	148,981	8,681,663
James Madden	147,601,104	1,536,120	150,238	8,681,663
Ajay Agrawal	148,463,217	673,000	151,245	8,681,663
Laura Conigliaro	145,615,025	3,525,323	147,115	8,681,663
Tamara Franklin	148,498,781	640,464	148,218	8,681,663
Carol Lindstrom	148,440,469	699,618	147,376	8,681,663
CeCelia Morken	148,653,398	476,165	157,900	8,681,663
Brian Stevens	149,057,599	77,893	151,971	8,681,663
N.V. Tyagarajan	148,036,408	1,063,920	187,135	8,681,663
Mark Verdi	148,092,929	1,044,092	150,442	8,681,663

Proposal 2

Company shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	135,966,694
Votes cast against	13,169,962
Votes abstaining	150,806
Broker non-votes	8,681,663

Proposal 3

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year as set forth below:

Votes cast in favor	155,172,658
Votes cast against	2,649,756
Votes abstaining	146,711

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 8, 2024	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Secretary